Exhibit 99.2

SIMON PROPERTY GROUP TO ACQUIRE TAUBMAN CENTERS, INC. INVESTOR PRESENTATION FEBRUARY 10, 2020

IMPORTANT INFORMATION

FORWARD-LOOKING STATEMENTS

This presentation contains certain "forward-looking" statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as "believes", "anticipates", "expects", "may", "will", "would," "should", "estimates", "could", "intends", "plans" or other similar expressions are forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: the failure to receive, on a timely basis or otherwise, the required approvals by Taubman's shareholders; the risk that a condition to closing of the transaction may not be satisfied; Simon's and Taubman's ability to consummate the transaction; the possibility that the anticipated benefits from the transaction will not be fully realized (including Simon's underwritten capitalization rate and its expectations regarding FFO per share accretion); the ability of Taubman to retain key personnel and maintain relationships with business partners pending the consummation of the transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which Simon and Taubman operate, as detailed from time to time in each of Simon's and Taubman's reports filed with the SEC. There can be no assurance that the transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in each of Simon's and Taubman's Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Simon and Taubman caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, shareholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Simon and Taubman or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this presentation. Neither Simon nor Taubman undertakes any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

This presentation includes the non-GAAP measures of funds from operations, or FFO, net operating income, or NOI, and net debt. Industry practice is to evaluate real estate properties in part based upon FFO. The Company believes that FFO and NOI are helpful to investors because they are widely recognized measures of the performance of real estate investment trusts and provide a relevant basis for comparison among REITs. The Company also uses these measures internally to measure the operating performance of its portfolio. For information on FFO and NOI, see the Supplemental Information Package available on our investor relations website at investors.Simon.com, under Financials. Simon's historical NOI used in this presentation is based on the year ended December 31, 2019 and, with respect to the impact of the transaction, Simon's underwriting of the transaction. NOI for the historical period represents Simon's NOI from consolidated entities (consolidated net income ($2,423.2mm), plus income and other taxes ($30.1mm), interest expense ($789.4mm), loss on extinguishment of debt ($116.3mm), unrealized losses in fair value of equity instruments ($8.2mm), depreciation and amortization ($1,340.5mm), home and regional office costs ($190.1mm) and general and administrative ($34.9mm), less income from unconsolidated entities ($444.3mm) and gain on sale or disposal of, or recovery on, assets and interests in unconsolidated entities and impairment, net ($14.9mm)), plus NOI of unconsolidated entities ($2,186.6mm), plus share of NOI from Klépierre, HBS and other corporate investments ($294.0mm), less joint venture partners' share of NOI ($1,164.0mm). A quantitative reconciliation for Simon's estimated NOI to estimated consolidated net income after giving effect to the transaction is not available without unreasonable efforts due to the inherent variability in timing and/or amount of various items considered in Simon's underwriting of the transaction that could impact estimated consolidated net income. Simon's historical net debt as of December 31, 2019 and estimate after giving effect to the transaction represents the principal value of Simon's share of consolidated and unconsolidated debt ($31.4bn historical; $39.3bn giving effect to transaction), less Simon's share of consolidated and unconsolidated cash and cash equivalents ($1.1bn historical; $1.2bn giving effect to transaction).

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed transaction involving Taubman and Simon. In connection with the proposed transaction, Taubman intends to file relevant materials with the Securities and Exchange Commission (the "SEC"), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Taubman will mail the definitive proxy statement and a proxy card to each shareholder of Taubman entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Taubman may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF TAUBMAN ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT TAUBMAN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TAUBMAN AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Taubman with the SEC, may be obtained free of charge at the SEC's website (http://www.sec.gov) or at Taubman's website (www.taubman.com).

PARTICIPANTS IN THE SOLICITATION

Taubman and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Taubman in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement described above filed with the SEC. Additional information regarding Taubman's directors and executive officers is also included in the Taubman's proxy statement on Schedule 14A for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on April 30, 2019, or its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 28, 2019. These documents are available free of charge as described above.

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3 TRANSACTION OVERVIEW SUMMARY OF TRANSACTION Management & Board ▪ TRG management will continue to operate the TRG assets in partnership with Simon ▪ New TRG board to be comprised of 3 Simon designees and 3 Taubman designees Dividend ▪ Simon expects to maintain a quarterly dividend of at least $2.10 per share ($8.40 per share on an annualized basis) upon the closing of the transaction with a continued commitment to consistent increases Timing & Approvals ▪ Closing expected in mid - 2020, subject to customary closing conditions ▪ Required approvals include: (i) 2/3 of the outstanding voting stock of Taubman and (ii) a majority of the outstanding voting stock of Taubman not held by the Taubman family o The Taubman family, representing approximately 29% of outstanding voting stock, has executed a voting agreement in support of the transaction ▪ Simon shareholder approval not required Transaction Structure & Consideration ▪ Simon will acquire an 80% interest in Taubman Realty Group (“TRG”), the operating partnership through which Taubman Centers, Inc. (“TCO”) conducts its operations, for $52.50 per share in cash o Simon to acquire all of TCO common stock at the transaction price o The Taubman family will sell approximately one - third of its ownership interest in TRG at the transaction price and remain a 20% partner in TRG o OP units held by non - Taubman family members may elect to receive consideration in either all - cash or in Simon OP units at the transaction price ▪ Post - transaction, TRG will be 80% owned by Simon and accounted for as an equity method investment ▪ Simon expects to fund total required cash consideration of approximately $3.6 billion with existing liquidity

4 TRANSACTION OVERVIEW SUMMARY OF JOINT VENTURE AGREEMENT Simon Taubman Family Taubman Realty Group, LLC (“TRG”) ▪ Robert Taubman will continue to be Chairman, President and CEO of TRG ▪ TRG Board will have operational and corporate approval rights; Board comprised of 3 Simon and 3 Taubman designees ▪ Taubman family subject to 2 year lock up and thereafter can exchange its interest in TRG for cash and / or Simon OP units, subject to certain limitations and procedures ▪ Simon will have a call right to purchase the Taubman family interest under certain circumstances ▪ Companies to implement best practices to achieve operational efficiencies and immediate removal of all public company costs TRG Properties 80% Ownership 20% Ownership TRG Board Simon (3) Taubman (3) TRG Management & Governance

TRANSACTION BENEFITS AND STRATEGIC RATIONALE 5 3 Expected to be at least 3% accretive to Simon FFO per share on an annualized basis immediately upon consummation 1 Acquisition of a highly productive mall portfolio at a 6.2% underwritten cap rate 5 Simon has the ability to continue to attract capital investment and invest in TRG assets over the long term for the benefit of the communities in which TRG operates 4 Simon partnership will enhance the growth prospects of TRG assets including creating exciting shopping and entertainment experiences for consumers 2 Offer premium of 51% to TCO share price and 19% premium to Total Enterprise Value +

SOURCES AND USES

Acquired Equity Value	
Figures in millions, except per share amounts	
TCO Diluted Common Shares Acquired	61.5
TRG OP Units Acquired	9.6
Total Shares & Units Acquired	**71.0**
Transaction Price	$52.50
Acquired Equity Value	**$3,729**

Transaction Consideration

- Equity consideration consists of the following:

  80% Acquired Interest

  - **Cash:** $3.6bn
    - Expected to be funded with existing liquidity
  - **Simon OP Units:** $119mm (1)
    - ~863k units or merger consideration at the unitholder's election

  20% Retained Interest

  - **Taubman Family Rollover:** $0.9bn

- Existing debt at TRG is expected to remain in-place

Simon Balance Sheet Impact

- Simon net debt / NOI expected to increase from 5.2x to 6.1x at closing
- No changes expected to Simon credit ratings: A2 / A (Moody's / S&P)

(1) Non-Taubman family OP unitholders may elect to receive Simon OP units at a fixed exchange ratio of 0.3814x per Taubman OP unit held, or merger consideration of $52.50 per unit in cash. Value shown based on merger consideration of $52.50 per unit in cash.

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TAUBMAN'S OWNED PORTFOLIO


Great Lakes Crossing Outlets
Twelve Oaks Mall
Westfarms
Stamford Town Center
The Mall at Short Hills
Sunvalley Shopping Center
City Creek Center
Cherry Creek Shopping Center
Beverly Center
Country Club Plaza
Fair Oaks
The Gardens on El Paseo
The Mall at Green Hills
International Market Place
CityOn Zhengzhou
Starfield Hanam
China
South Korea
CityOn Xi'an
The Mall at Millenia
International Plaza
The Gardens Mall
The Mall at University Town Center
Dolphin Mall
Waterside Shops
The Mall of San Juan

Taubman

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Assets and managed properties (1)
(21 U.S. / 3 International)

~25mm
Total GLA
(At 100%)

$62.11
U.S. Comp. ABR PSF (2)

$972
U.S. Comp. Sales PSF (2)

~94%
4Q19 Occupancy (3)

(1) Excludes 1 development property in Anseong, South Korea and 1 ground lease in Chesterfield, Missouri.
(2) TTM basis as of 4Q19. U.S. comparable centers are generally defined as centers that were owned and open for the entire current and preceding period presented, excluding centers impacted by significant redevelopment activity.
(3) Occupancy statistic includes temporary in-line tenants and anchor spaces at Dolphin Mall and Great Lakes Crossing Outlets.

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8 TAUBMAN RETAIL ASSETS Dolphin Mall Miami, FL The Mall at Short Hills Short Hills, NJ International Plaza Tampa, FL International Market Place Honolulu, HI The Mall at Millenia Orlando, FL Twelve Oaks Mall Novi, MI Great Lakes Crossing Outlets Auburn Hills, MI Fair Oaks Mall Fairfax, VA